Subsequent events	9 Months Ended
Sep. 30, 2016
Subsequent Events [Abstract]
Subsequent Events [Text Block]
16. Subsequent events

On November 14, 2016, the Partnership paid a quarterly cash distribution with respect to the quarter ended September 30, 2016 of $0.4125 per unit. The total amount of the distribution was $11.0 million.

In November 2016, the Partnership drew $3.2 million on the $85 million sponsor credit facility.